UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2012

HICKS ACQUISITION COMPANY II, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54151	80-0611167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, Suite 1200 Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 615-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 13, 2012, the Board of Directors (the “Board”) of Hicks Acquisition Company II, Inc. (the “Company”), pursuant to the Company’s Amended and Restated Certificate of Incorporation, increased the size of the Board from three to four directors and elected James C. Musselman to fill the vacancy resulting from such increase, effective upon the listing of any of the Company’s securities on the Nasdaq Stock Market (“Nasdaq”).

Mr. Musselman (age 64) founded Dallas-based Caelus Energy LLC in January 2011. Prior to establishing Caelus Energy LLC, Mr. Musselman was one of five founding partners of Kosmos Energy Ltd. in 2003, and he was Chairman and Chief Executive Officer of the company until December 2010. Kosmos’ Mahogany-1 exploration well discovered the offshore Jubilee Field near the Republic of Ghana in 2007, one of the largest finds in the world that year. Before leading Kosmos Energy Ltd., Mr. Musselman was President and Chief Executive Officer of Triton Energy Corporation, an independent international oil and gas exploration and production company that operated in West Africa and Southeast Asia. After the company was sold to Hess Corporation in 2001 for $3.2 billion, Mr. Musselman served as a Senior Advisor to Hess Corporation chairman and chief executive officer John Hess. Previously, Mr. Musselman was the founder and operator of JM Petroleum Corporation, a crude oil gathering and purchasing company with more than $1 billion in annual sales that he later sold to Wesray Capital Group. Mr. Musselman began his career practicing law at Strother, Davis, Musselman and Hill LLP, with responsibility for oil and gas financing. He is a graduate of Duke University and the University of Texas School of Law.

There are no arrangements or understandings between Mr. Musselman and any other person pursuant to which Mr. Musselman was elected as director of the Company and there are no family relationships between Mr. Musselman and any of the Company’s other directors or executive officers. In connection with Mr. Musselman’s agreement to serve as director of the Company, HH-HACII, L.P. transferred to Mr. Musselman 10,714 shares of the Company’s common stock, par value $0.0001 per share. A copy of the securities assignment assigned is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to a letter agreement by and between the Company and Mr. Musselman, 2,143 of the transferred shares will be subject to forfeiture by Mr. Musselman in the event that the last sales price of the Company’s stock does not equal or exceed $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within twenty-four months following the closing of the Company’s initial business combination. Additionally, none of the shares may be transferred, assigned or sold by Mr. Musselman until the earlier of one year after the completion of the Company’s initial business combination (or earlier if, subsequent to the Company’s business combination, the last sales price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s business combination) and the date on which the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash securities or other property. Notwithstanding the restrictions above, the shares may be transferred, subject to certain limited exceptions, as more fully described in the letter agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the transfer of the shares to Mr. Musselman, the Company also entered into an indemnity agreement with Mr. Musselman. The indemnity agreement provides contractual indemnification in addition to the indemnification provided for in the Company’s amended and restated certificate of incorporation for Mr. Musselman’s service as a director of the Company. A copy of the indemnity agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Company’s pending Nasdaq listing application, Nasdaq listing standards require that a majority of our board of directors be independent. The Company’s board of directors has determined that Mr. Musselman, along with William A. Montgomery and William F. Quinn, are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Furthermore, if listed with Nasdaq, under Nasdaq listing standards and applicable Securities and Exchange Commission rules, the Company is required to have an audit committee with three members, all of whom must be independent. Only a majority of the Board’s independent directors may select director nominees and the Company is required to certify that the Board has adopted a formal resolution addressing the director nominations process and related matters. The Company’s board of directors has established an audit committee of the Board, composed of Messrs. Montgomery, Quinn and Musselman, to be effective upon the listing of any of the Company’s securities on Nasdaq and has provided that only a majority of the Board’s independent directors may select director nominees. A copy of the Audit Committee Charter, adopted as of January 13, 2012, to be effective upon listing, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Company’s application for listing its securities with Nasdaq is pending and subject to Nasdaq approval. No guaranty can be made that any such securities will be approved for listing on Nasdaq.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Exhibit

10.1*	Securities Assignment Agreement, dated January 13, 2012, by and between HH-HACII, L.P. and James C. Musselman.

10.2*	Letter Agreement, dated January 13, 2012, by and between the Company and James C. Musselman.

10.3*	Indemnity Agreement, dated January 13, 2012, by and between the Company and James C. Musselman.

99.1*	Audit Committee Charter.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hicks Acquisition Company II, Inc.

Dated: January 19, 2012	By:	/s/ Christina Weaver Vest
Christina Weaver Vest
President, Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1*	Securities Assignment Agreement, dated January 13, 2012, by and between HH-HACII, L.P. and James C. Musselman.

10.2*	Letter Agreement, dated January 13, 2012, by and between the Company and James C. Musselman.

10.3*	Indemnity Agreement, dated January 13, 2012, by and between the Company and James C. Musselman.

99.1*	Audit Committee Charter

*	Filed herewith.